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                                                                    EXHIBIT 21.1

                         SUBSIDIARIES OF THE REGISTRANT
                              AS OF MARCH 20, 1998


                                                                        PLACE OF
FULL NAME OF SUBSIDIARY                                            INCORPORATION
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LASON SYSTEMS, INC.                                                     DELAWARE
                                                                             USA

LASON SERVICES, INC.                                                    DELAWARE
                                                                             USA

MICRO-PRO, INC.                                                         NEW YORK
                                                                             USA

MP SERVICES, INC.                                                       NEW YORK
                                                                             USA

LASON INTERNATIONAL, INC.                                               DELAWARE
                                                                             USA